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                                                                     EXHIBIT 24

                       POWER OF ATTORNEY AND SIGNATURES

  We, the undersigned officers and directors of Qwest Communications International Inc. (the "Company"), hereby severally constitute and appoint Joseph P. Nacchio, Robert S. Woodruff and Richard L. Smith, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, a Registration Statement on a Form S-4 in connection with the transaction with Phoenix Network, Inc. and all pre-effective and post-effective amendments to such Registration Statement and any abbreviated Registration Statement in connection with such Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and generally to do all things in our names and on our behalf in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

  This power of attorney may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

        /s/ Philip F. Anschutz                     /s/ Joseph P. Nacchio
_____________________________________     _____________________________________
          PHILIP F. ANSCHUTZ                         JOSEPH P. NACCHIO


         /s/ Cannon Y. Harvey                      /s/ Douglas L. Polson
_____________________________________     _____________________________________
           CANNON Y. HARVEY                          DOUGLAS L. POLSON


          /s/ Craig D. Slater                    /s/ Richard T. Liebhaber
_____________________________________     _____________________________________
            CRAIG D. SLATER                        RICHARD T. LIEBHABER


        /s/ Robert S. Woodruff                    /s/ W. Thomas Stephens
_____________________________________     _____________________________________
          ROBERT S. WOODRUFF                        W. THOMAS STEPHENS


         /s/ Jordan L. Haines                      /s/ Richard L. Smith
_____________________________________     _____________________________________
           JORDAN L. HAINES                          RICHARD L. SMITH